Exhibit 10.1
EXECUTION VERSION
SHORTFALL AGREEMENT
BETWEEN
MAIDEN LANE III LLC
AND
AIG FINANCIAL PRODUCTS CORP.
     This Agreement, made and entered into as of November 25, 2008, by and between Maiden Lane III LLC., a Delaware limited liability company (“ML III”), and AIG Financial Products Corp., a Delaware corporation (“AIG-FP”).
WITNESSETH:
     WHEREAS, as of October 31, 2008, AIG-FP was party to the derivative transactions listed on Schedule A hereto (the “Derivative Transactions”), with an aggregate notional value of $53,510,385,969;
     WHEREAS, AIG-FP and ML III have entered into a termination agreement with each counterparty to the Derivative Transactions, each with a trade date of November 10, 2008 (the “Termination Agreements”), whereby inter alia, each Derivative Transaction would be terminated and each of the parties to the Derivative Transactions would be released of all of its duties and obligations thereunder;
     WHEREAS, ML III has entered into a forward purchase agreement with each counterparty to the Derivative Transactions (the “Purchase Agreements”) whereby ML III will purchase certain CDO Issues underlying the Derivative Transactions;
     WHEREAS, ML III has entered into the Master Investment and Credit Agreement, dated as of November 25, 2008, with the Federal Reserve Bank of New York, American International Group, Inc. (“AIG”) and The Bank of New York Mellon (the “Master Investment and Credit Agreement”) in connection with obtaining certain loans and equity contributions to purchase the CDO Issues;
     WHEREAS, ML III entered into the Purchase Agreements and the Master Investment and Credit Agreement in partial reliance on AIG-FP’s promise to make the payments, if any, described herein and AIG-FP has entered into the Termination Agreements in partial reliance on ML III’s promises to make the payments, if any, described herein;
     WHEREAS, AIG-FP has delivered collateral to the counterparties to the Derivative Transactions (the “Counterparties”) as set forth on Schedule A hereto, as previously determined by ML III or its designee(s), in consultation with AIG-FP (with respect to each Derivative Transaction, the “Posted Collateral”); and
     WHEREAS, as of October 31, 2008, the difference between the notional value of each Derivative Transaction and the market value of the related CDO Issue, or portion of a CDO Issue, as applicable, underlying such Derivative Transaction was as set forth in Schedule A hereto under the heading “Negative Mark-to-Market,” as previously determined by ML III or its designee(s), in consultation with AIG-FP (with respect to each Derivative Transaction, the “Transaction Value”);
     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Purchase Agreements, or, if not defined therein, the Master Investment and Credit Agreement.
     (a) “Adjustment Date” means the fifth Business Day following the final Forward Closing Date, or such other date as may be agreed to by ML III and AIG-FP.

     (b) “Collateral Excess Amount” means, with respect to each Derivative Transaction, the amount by which (i) the Posted Collateral for the portion of the Derivative Transaction that terminated as a result of consummation of the transactions contemplated by the related Termination Agreement and Forward Purchase Agreement exceeds (ii) the Transaction Value for such consummated transactions.
     (c) “Collateral Shortfall Amount” means, with respect to each Derivative Transaction, the amount by which (i) the Transaction Value for the portion of the Derivative Transaction that terminated as a result of consummation of the transactions contemplated by the related Termination Agreement and Forward Purchase Agreement exceeds (ii) the Posted Collateral for such portion of such terminated Derivatives Transaction.
     2. Adjustment Payments.
     (a) On the Adjustment Date, if the aggregate Collateral Excess Amounts exceed the aggregate Collateral Shortfall Amounts, ML III shall, on the Adjustment Date, pay or cause to be paid, in immediately available funds, the amount of such excess to AIG-FP.
     (b) On the Adjustment Date, if the aggregate Collateral Shortfall Amounts exceed the aggregate Collateral Excess Amounts, AIG-FP shall pay, in immediately available funds, the amount of such excess to ML III for credit to the Collateral Account.
     (c) To the extent ML III has received amounts by means of set-off credit to the amounts otherwise payable by ML III to the Counterparties, or otherwise has collected fixed amount payments accrued prior to the Trade Date, ML III shall pay such amounts to AIG-FP on the first Payment Date following such collection or set off (to the extent collected or set off by the second day prior to the relevant Notice Date), with such amounts to be determined by ML III, or its designee(s), in consultation with AIG-FP.
     3. AIG-FP’s Representations and Warranties.
     (a) Organization; Powers. AIG-FP is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations hereunder.
     (b) Authorization; No Conflict. The execution, delivery and performance of this Agreement by AIG-FP have been duly authorized by all requisite corporate and, if required, stockholder action and will not (A) result in the violation by AIG-FP of (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or bylaws of AIG-FP, (2) any order of any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (each, a “Governmental Authority”) or (3) any provision of any indenture, agreement or other instrument to which AIG-FP is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing) upon or with respect to any property or assets now owned or hereafter acquired by AIG-FP.

     (c) Enforceability. This Agreement has been duly executed and delivered by AIG-FP and constitutes a legal, valid and binding agreement of AIG-FP enforceable against AIG-FP in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by the court’s discretion in relation to equitable remedies.
     (d) Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required to be taken, obtained or made by AIG-FP in connection with the transactions contemplated hereunder except (i) such as have been made or obtained and are in full force and effect and (ii) with respect to any Governmental Authority other than a Governmental Authority of the United States or any state thereof, if the failure to take such action, obtain such consent or approval, or register or file with such Governmental Authority could not reasonably be expected to have a Material Adverse Effect.
     (e) Litigation; Compliance with Laws.
     (i) Except as set forth in the financial statements attached to AIG’s most recently filed form 10-Q, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of AIG-FP, threatened against or affecting AIG-FP or any business, property or rights of AIG-FP as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a material impairment of the totality of the rights and remedies of, or benefits available to ML III under this Agreement and the Transaction Documents taken as a whole.
     (ii) AIG-FP is not in violation of any law, rule or regulation (including any zoning, building, ordinance, code or approval or any building permits) or any restrictions of record or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a material impairment of the totality of the rights and remedies of, or benefits available to ML III under this Agreement and the Transaction Documents taken as a whole.
     4. Covenant not to make certain amendments to any Purchase Agreements. In consideration of AIG-FP’s agreement in Section 2 above, ML III hereby covenants not to amend any Purchase Agreement in a manner that will cause AIG-FP to be liable to any Counterparty for a greater portion of the Combined Settlement Amount (as defined in the Termination Agreements) than it would have been under the Purchase Agreement in the form originally entered into between the Counterparty and ML III. For the avoidance of doubt, this provision shall have no impact on ML III’s ability to exercise discretion in accordance with the terms of the Purchase Agreements, including determinations of whether and when a CDO Issue becomes an Excluded Asset or whether and when the conditions for the purchase of a CDO Issue have been met or on ML III’s ability to waive any such condition.
     5. No Bankruptcy Petition Against ML III. AIG-FP hereby covenants and agrees that it will not at any time (i) commence or institute against ML III or join with or facilitate any other Person in commencing or instituting against ML III, any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, receivership, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state, or other jurisdiction, bankruptcy or similar law or statute now or hereafter in effect in connection with any obligations relating to this Agreement or any of the other Transaction Documents or (ii) participate in any assignment for benefit of creditors, compositions, or arrangements with respect to ML III’s debts. The agreements in this Section 5 shall survive the termination of this Agreement and payment in full of all obligations under this Agreement.
     6. Waivers. AIG-FP hereby waives any failure or delay on the part of ML III in asserting or enforcing any of its rights or in making any claims or demands hereunder.

     7. Opinion. AIG-FP shall cause to be delivered to ML III an opinion substantially in the form of the opinion required under Section 7.01(c)(i)(D) of the Master Investment and Credit Agreement with respect to its entry into this Agreement.
     8. Notices. Any notice, instruction, request, consent, demand or other communication required or contemplated by this Agreement shall be in writing, shall be given or made or communicated by hand delivery or fax, confirmed by telephone, addressed as follows:

If to ML III:	Maiden Lane III LLC
c/o Federal Reserve Bank of New York
33 Liberty Street New York, New York 10045
Attention: Helen Mucciolo, Senior Vice President
Telecopy: (212) 720-1333
Telephone: (212) 720-1593
E-mail: helen.mucciolo@ny.frb.org

with copies to:

Federal Reserve Bank of New York
33 Liberty Street New York, New York 10045
Attention: Joyce M. Hansen, Deputy General Counsel and Senior Vice
President
Telecopy: (212) 720-1756
Telephone: (212) 720-5024
E-mail: joyce.hansen@ny.frb.org

Davis Polk & Wardwell
450 Lexington Avenue, New York, New York 10017
Attention: Bjorn Bjerke
Telephone: (212) 450-4000

If to AIG-FP:	AIG Financial Products Corp.
50 Danbury Road
Wilton, CT
06897-4444
Attn: Chief Financial Officer
Phone: (203) 222-4700
Fax: (203) 222-4780

with copies to:

AIG Financial Products Corp.
50 Danbury Road
Wilton, CT
06897-4444
Attn: General Counsel
Phone: (203) 222-4700
Fax: (203) 222-4780

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10103
Attention: Jason A.B. Smith
Telephone: (212) 310-8000

     9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     10. Jurisdiction; Consent to Service of Process.
     (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive.
     (b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (c) Each party irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.
     11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     12. Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement, the obligations of ML III under this Agreement are solely the obligations of ML III and shall be payable solely to the extent of funds received by and available to ML III in accordance with the Transaction Documents. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, ML III arising out of or based upon this Agreement against any holder of a Membership Interest, employee, officer or Affiliate thereof and, except as specifically provided herein, no recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, ML III arising out of or based upon this Agreement against any holder of the Membership Interests or any equity interests in any Related Party of any such holder; provided that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, gross negligence or fraudulent actions taken or omissions by them. The provisions of this Section shall survive the termination or expiration of this Agreement and payment in full of any and all obligations arising from this Agreement.
     13. Default. Upon and default by either party hereunder and the expiration of all applicable grace periods, the non-defaulting party shall have all rights and remedies available under applicable law.
     14. Miscellaneous.

     (a) All headings herein are for convenience of reference only and shall be disregarded in the interpretation hereof.
     (b) This Agreement may be signed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.
     (c) In the event of an assumption of AIG-FP’s obligations under this Agreement by a successor, such successor shall succeed to and be substituted for AIG-FP with the same effect as if it had been named herein, and upon such assumption, AIG-FP shall be relieved of any further obligation hereunder. This Agreement may not be assigned by AIG-FP without the prior written consent of ML III.
     (d) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Shortfall Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

MAIDEN LANE III LLC

By: FEDERAL RESERVE BANK OF NEW YORK, as its sole Managing Member

By:	/s/ Sandra C. Krieger

Name: Sandra C. Krieger
Title: Executive Vice President

AIG FINANCIAL PRODUCTS CORP.

By:	/s/ William N. Dooley

Name: William N. Dooley
Title: Chief Executive Officer

AMENDMENT NO. 1 TO SHORTFALL AGREEMENT
     AMENDMENT No. 1 (this “Amendment”) dated as of December 18, 2008 to the Shortfall Agreement dated as of November 25, 2008 by and between Maiden Lane III LLC, a Delaware limited liability company (“ML III”), and AIG Financial Products Corp., a Delaware corporation (“AIG-FP”) (the “Shortfall Agreement”).
RECITALS
     WHEREAS, the parties hereto desire to amend the Shortfall Agreement as set forth herein to provide for the addition of certain derivative transactions to such agreement and to provide for additional payments between ML III and AIG-FP;
     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:
     Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Shortfall Agreement has the meaning assigned to such term therein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Shortfall Agreement shall, after this Amendment becomes effective, refer to the Shortfall Agreement as amended hereby.
     Section 2. Adjustment Date. The parties agree that December 18, 2008 shall be the Adjustment Date under the Shortfall Agreement.
     Section 3. Amendment of Shortfall Agreement. Effective as of the date hereof, the Shortfall Agreement is hereby amended as follows:
     (a) The first recital shall be replaced by the following text:
     “WHEREAS as of October 31, 2008, AIG-FP was party to the derivative transactions listed on Schedule A (the “Derivative Transactions”), with an aggregate notional value of $62,129,719,487;”
     (b) Schedule A to the Shortfall Agreement shall be replaced in full with Schedule A hereto.
     (c) The following text shall be inserted immediately after Section 2(c):
     (d) On the Adjustment Date (i) if the aggregate of deemed increases in Posted Collateral exceeds the aggregate of deemed reductions in Posted Collateral pursuant to Section 2(c) of the applicable Termination Agreements, ML III shall pay or cause to be paid, in immediately available funds, to AIG-FP the amount of such excess and (ii) if the aggregate of deemed reductions in Posted Collateral exceeds the aggregate of deemed increases in Posted Collateral pursuant to Section 2(c) of the applicable Termination Agreements, AIG-FP shall pay, in immediately available funds, to ML III the amount of such excess for credit to the Collateral Account.

     Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
     Section 6. Effectiveness. This Amendment shall become effective on the date when each party hereto shall have received from each of the other parties hereto a counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof.
     Section 7. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

MAIDEN LANE III LLC

By: FEDERAL RESERVE BANK OF NEW YORK, as its sole Managing Member

By:	/s/ Helen Mucciolo

Name: Helen Mucciolo
Title: Senior Vice President

AIG FINANCIAL PRODUCTS CORP.

By:	/s/ William N. Dooley

Name: William N. Dooley
Title: Chief Executive Officer

List of Derivative Transactions	Schedule A
to Shortfall Agreement

CUSIP / ISIN of
Underlying CDO Issue	Counterparty	Tranche Name	Notional Value	Total Collateral Posted	Negative Mark to Market
Assets Included in 12/18/2008 and 12/22/2008 Closing
521764AG5	Deutsche Bank	LEAFS 2002-1A A1C	$844,492,047	$106,999,907	$103,217,346
577734AA4	Deutsche Bank	MAX 2007-1 A-1	$2,096,537,000	$1,567,311,089	$972,583,514
577734AP1	Deutsche Bank	MAX 2008-1 A-1	$5,403,463,000	$4,039,474,369	$2,506,666,486
86331YAL8	Deutsche Bank	STRIPS III 2003-1 AFLT	$35,883,609	$0	$1,953,612
USG26810AB04	GEORGE QUAY	DVSQ 2003-1 A-1MT A	$89,034,985	$0	$40,937,631
23910PAF2	WACHOVIA	DVSQ 2004-2A A-1A MT	$66,273,252	$8,149,109	$29,566,558
23910PAG0	WACHOVIA	DVSQ 2004-2A A-1B MT	$112,636,182	$21,466,667	$50,250,502
23910PBA2	WACHOVIA	DVSQ 2004-2A A-1E MM	$514,371,900	$58,416,800	$229,477,294
23910PAK1	WACHOVIA	DVSQ 2004-2A A-1A MM	$70,397,614	$10,755,208	$31,406,564
23910PAJ4	WACHOVIA	DVSQ 2004-2A A-1D MT	$0	$35,538,194	$0
G8860MAA4	WACHOVIA	TIAA Real Estate CDO 2003-1 A-1MM	$162,656,785	$30,281,628	$63,317,543
264403AA4	CALYON	DUKEF 2004-7A 1A1	$113,041,931	$113,041,929	$75,776,522
014684AA2	Rabobank International	ALEXP 2004-1A A1	$58,476,926	$23,390,770	$35,812,822
896008AB5	GSI	TRIAX 2006-2A A1B1	$624,552,683	$268,873,344	$210,699,218
952186AB0	GSI	WESTC 2006-1A A1B	$300,000,000	$202,058,400	$226,450,058
442454AA2	GSI	Hout Bay 2006-1 Class A Trust Certificates	$747,122,522	$442,543,147	$460,110,142
USG00857AA38	SOCGEN	ADROC 2005-1A A1LT	$45,394,684	$22,345,127	$18,818,326
USG00929AA08	SOCGEN	ADROC 2005-2A A1LT	$51,454,053	$24,439,104	$22,935,202
USG8088EAB68	SOCGEN	ALTS 2005-1A ALTA	$71,127,697	$33,738,803	$32,364,142
USG0969TAA63	SOCGEN	BLHV 2004-1A A1ST	$26,985,490	$19,895,992	$15,456,181
USG26818AB30	SOCGEN	DVSQ 2006-6A A1A	$24,808,142	$19,791,598	$19,220,827
USG2861GAA97	SOCGEN	DUKEF 2005-HG1A A1LT	$209,276,408	$119,758,421	$105,356,614
USG4161FAB25	SOCGEN	GSFIN 2005-1A A1A	$63,591,021	$32,670,309	$30,349,861
36293XAB3	SOCGEN	GSFIN 2005-1A A1A	$83,497,776	$42,897,537	$39,850,687
36293XAC1	SOCGEN	GSFIN 2005-1A CP	$958,259,397	$480,929,134	$460,408,727
USG53500AA53	SOCGEN	LGNA 2004-1A A1ST	$24,806,916	$17,237,018	$10,014,009
USG5814LAA91	SOCGEN	MGATE 2004-1A A1S	$124,378,155	$37,442,178	$54,070,824
USG81230AB35	SOCGEN	MADRE 2004-1A A1A	$24,514,528	$12,306,026	$9,876,695
USG9725LAA91	SOCGEN	WITH 2004-1A A1	$166,729,812	$91,034,477	$88,162,400
147276AA7	ML	CASF 2004-1A A1	$179,360,155	$57,819,432	$80,857,962
58936RAN7	ML	MRCY 2004-1A A1VB	$177,090,112	$58,623,523	$84,112,692
640699AA2	ML	NEPTN 2004-1A A1LA	$101,950,809	$56,375,710	$66,152,162
64069RAA2	ML	NEPTN 2005-2A A1	$148,707,002	$101,506,317	$111,605,440
84129VAA9	ML	SCF 5A A1	$106,521,790	$3,086,130	$40,031,923
86258PAA0	ML	STRAG 2004-2A A1	$94,150,454	$941,505	$41,044,472
863286AA8	ML	STRVL 2004-1A A1	$431,629,323	$149,051,969	$182,564,841
26440VAA2	ML	DUKEF 2005-8A A1S	$300,222,144	$178,080,031	$207,052,265
348667AA4	ML	FTSHR 2005-1A A1	$199,732,740	$114,621,550	$117,701,962
37638XAA7	ML	GLCR 2005-3A A1	$83,537,994	$35,484,845	$54,979,557
48205YAA5	ML	JPTR 2005-2A A1	$539,208,535	$261,797,590	$281,901,277

List of Derivative Transactions	Schedule A
to Shortfall Agreement

CUSIP / ISIN of
Underlying CDO Issue	Counterparty	Tranche Name	Notional Value	Total Collateral Posted	Negative Mark to Market
51210VAA8	ML	LAKES 2004-1A A1	$90,913,898	$25,069,690	$35,779,434
891088AA4	ML	TORO 2005-1A A	$409,122,668	$225,211,624	$223,865,950
83743TAA2	ML	SCF 4A A1	$34,676,854	$391,375	$10,127,010
		Totals — Assets included in 12/18/2008 and 12/22/2008 Closing	$16,010,588,994	$9,150,847,576	$7,482,887,252

Assets Included in 11/25/2008 Closing
007019AH5	SOCGEN	ADROC 2005-1A CP	$919,521,441	$452,626,198	$387,220,455
007019AA0	SOCGEN	ADROC 2005-1A A1LT	$97,465,057	$47,976,302	$40,404,053
007022AF3	SOCGEN	ADROC 2005-2A CP	$1,049,861,004	$498,651,911	$471,068,590
007022AA4	SOCGEN	ADROC 2005-2A A1LT	$113,150,489	$53,743,026	$50,435,858
02149RAB4	SOCGEN	ALTS 2005-1A ALTA	$147,821,908	$70,118,034	$67,261,129
02149RAC2	SOCGEN	ALTS 2005-1A ALTB-1	$1,228,360,968	$582,662,324	$558,922,199
078446AA9	SOCGEN	BLHV 2004-1A A1ST	$238,243,324	$175,653,183	$136,456,001
078446AG6	SOCGEN	BLHV 2004-1A A1SB1	$397,843,791	$293,324,182	$227,445,076
05539MAA8	SOCGEN	BFCGE 2006-1A A1LA	$172,995,268	$167,113,429	$148,073,822
USG17751AB79	SOCGEN	CAMBR 3A A1	$335,470,948	$261,367,097	$209,656,079
23910PAJ4	SOCGEN	DVSQ 2004-2A A1 D	$234,658,713	$80,934,224	$104,688,546
23910TAG2	SOCGEN	DVSQ 2005-4A CP	$882,943,929	$578,333,542	$442,832,922
23910TAB3	SOCGEN	DVSQ 2005-4A A1LT	$359,683,474	$235,594,822	$174,381,986
23910VAB8	SOCGEN	DVSQ 2006-6A A1A	$247,089,090	$197,124,315	$191,439,438
23910VAD4	SOCGEN	DVSQ 2006-6A CP	$1,157,051,725	$923,080,090	$899,120,465
26441EAA9	SOCGEN	DUKEF 2005-HG1A A1LT	$418,552,835	$239,516,853	$210,713,237
26441EAL5	SOCGEN	DUKEF 2005-HG1A A1B1	$1,464,245,678	$837,914,564	$735,743,629
507161AA5	SOCGEN	LGNA 2004-1A A1ST	$393,536,914	$273,448,054	$158,862,234
507161AD9	SOCGEN	LGNA 2004-1A A1SB1	$627,515,745	$436,027,608	$253,374,074
56659NAA3	SOCGEN	MGATE 2004-1A A1S	$472,636,987	$142,280,275	$205,469,130
55312WAA4	SOCGEN	MKP 5A A1	$407,755,039	$419,028,143	$319,083,014
82639RAA5	SOCGEN	MADRE 2004-1A CP	$926,649,164	$436,975,668	$372,981,606
82639RAB3	SOCGEN	MADRE 2004-1A A1A	$367,717,922	$184,590,394	$148,150,428
87337UAA2	SOCGEN	TABS 2005-4A A	$248,823,841	$244,396,282	$178,656,421
97741PAL8	SOCGEN	WITH 2004-1A A11A CP	$477,958,813	$260,965,512	$252,732,223
97741PAA2	SOCGEN	WITH 2004-1A A1	$38,109,671	$20,807,880	$20,151,406
014684AA2	SOCGEN	ALEXP 2004-1A A1	$60,523,619	$41,307,370	$37,066,271
51210VAA8	SOCGEN	LAKES 2004-1A A1	$81,822,507	$23,145,132	$32,201,491
553121AA2	SOCGEN	MKP 4A A1	$77,084,595	$52,610,236	$42,041,626
640699AA2	SOCGEN	NEPTN 2004-1A A1LA	$101,950,809	$66,369,976	$66,152,162
746869AP1	SOCGEN	PTNM 2002-1A A-1LT-d	$167,280,752	$45,892,416	$59,078,412
746869AR7	SOCGEN	PTNM 2002-1A A-1LT-e	$167,280,752	$45,892,416	$59,078,412
746869BE5	SOCGEN	PTNM 2002-1A A-1LT-j	$167,280,752	$45,892,416	$59,078,412
83743TAA2	SOCGEN	SCF 4A A1	$15,762,207	$842,411	$4,603,187
82437RAA9	SOCGEN	SHERW 2004-1A A1	$152,520,850	$129,728,384	$102,866,289

List of Derivative Transactions	Schedule A
to
Shortfall Agreement

CUSIP / ISIN of
Underlying CDO Issue	Counterparty	Tranche Name	Notional Value	Total Collateral Posted	Negative Mark to Market
863286AA8	SOCGEN	STRVL 2004-1A A1	$132,809,022	$48,160,739	$56,173,797
264403AJ5	GSCM	DUKEF 2004-7A 1A2	$101,776,989	$50,492,887	$68,225,181
264403AK2	GSCM	DUKEF 2004-7A 1A2V	$78,501	$0	$52,622
55311TAA2	GSCM	MKP 3A A1	$7,573,118	$923,883	$665,816
02149WAA5	GSI	ALTS 2005-2A A1	$1,075,774,844	$584,568,581	$500,275,432
112021AC4	GSI	BROD 2005-1A A1B1	$457,805,266	$298,284,736	$283,156,079
112021AB6	GSI	BROD 2005-1A A1NA	$334,622,618	$218,024,620	$206,992,431
112021AA8	GSI	BROD 2005-1A A1V	$235,982	$0	$145,975
216444AA7	GSI	COOL 2005-1A A1	$190,351,823	$115,271,719	$96,722,078
26545QAQ2	GSI	DUNHL 2004-1A A1NV	$152,147,155	$85,798,709	$83,162,838
26545QAA7	GSI	DUNHL 2004-1A A1VA	$116,268	$0	$70,411
34958CAA2	GSI	FORTS 2006-1A A1	$325,935,452	$222,869,594	$212,511,490
37638VAG8	GSI	GLCR 2004-2A A1NV	$143,005,791	$61,657,090	$66,296,857
37638VAA1	GSI	GLCR 2004-2A A1V	$44,029	$0	$20,412
446279AA9	GSI	HUNTN 2005-1A A1A	$355,590,663	$187,540,421	$156,709,556
446279AC5	GSI	HUNTN 2005-1A A1B	$218,690	$0	$96,377
46426RAA7	GSI	ICM 2005-2A A1A	$176,951,173	$130,474,880	$126,871,563
46426RAB5	GSI	ICM 2005-2A A1B	$41,392,087	$30,520,440	$29,630,985
48206AAG3	GSI	JPTR 2005-3A A1NV	$1,178,880,487	$809,568,470	$609,154,082
48206AAA6	GSI	JPTR 2005-3A A1VA	$226,795	$0	$117,190
498588AC6	GSI	KLROS 2006-2A A1NV	$791,093,942	$449,293,893	$374,795,471
498588AA0	GSI	KLROS 2006-2A A1V	$227,457	$0	$107,762
52902TAC0	GSI	LEXN 2005-1A A1AN	$135,535,567	$101,906,122	$97,359,120
52902TAE6	GSI	LEXN 2005-1A A1B	$169,844	$0	$124,476
58936RAB3	GSI	MRCY 2004-1A A1NV	$160,883,690	$75,735,434	$76,415,109
58936RAA5	GSI	MRCY 2004-1A A1VA	$53,652	$0	$25,483
68571UAA7	GSI	ORCHD 2005-2A A1	$61,173,384	$41,264,742	$39,528,951
68619MAJ0	GSI	ORPT 2005-1A A1V	$246,985	$0	$184,182
68619MAQ4	GSI	ORPT 2005-1A A1VB	$641,913,250	$460,605,880	$478,690,272
68619MAL5	GSI	ORPT 2005-1A A1VF	$639,443,403	$458,833,637	$453,607,536
76112CAB4	GSI	RESF 2004-1A A1NV	$292,713,392	$171,276,411	$162,392,426
76112CAA6	GSI	RESF 2004-1A A1V	$78,099	$0	$43,328
768277AA3	GSI	RIVER 2005-1A A1	$127,184,116	$79,645,207	$74,738,350
80410RAA4	GSI	SATV 2005-1A A1	$99,236,194	$54,177,256	$50,073,599
83743YAS2	GSI	SCF 7A A1AN	$442,192,152	$321,400,704	$305,994,347
83743YAB9	GSI	SCF 7A A1B	$142,919	$0	$98,899
83743LAA9	GSI	SCF 8A A1AV	$192,080	$0	$154,905
83743LAC5	GSI	SCF 8A A1NV	$264,686,822	$202,220,037	$213,459,472
82437XAA6	GSI	SHERW 2005-2A A1	$296,485,307	$228,425,707	$235,372,418
896008AB5	GSI	TRIAX 2006-2A A1B1	$367,518,173	$158,218,582	$123,986,004
896008AC3	GSI	TRIAX 2006-2A A1B2	$1,499,850,000	$640,669,927	$770,828,810

List of Derivative Transactions	Schedule A
to
Shortfall Agreement

CUSIP / ISIN of
Underlying CDO Issue	Counterparty	Tranche Name	Notional Value	Total Collateral Posted	Negative Mark to Market
952186AA2	GSI	WESTC 2006-1A A1A	$1,055,261,964	$671,530,476	$532,232,980
952186AB0	GSI	WESTC 2006-1A A1B	$887,850,000	$597,991,835	$670,178,948
085558AA2	ML	BNLI 2006-1A A1A	$496,409,791	$439,196,451	$299,769,860
26440VAA2	ML	DUKEF 2005-8A A1S	$292,917,469	$173,747,183	$202,014,497
348667AA4	ML	FTSHR 2005-1A A1	$526,577,136	$302,189,253	$310,310,479
37638XAA7	ML	GLCR 2005-3A A1	$148,697,630	$63,163,024	$97,863,612
48205YAA5	ML	JPTR 2005-2A A1	$190,796,866	$92,636,070	$99,749,683
498587AA2	ML	KLROS 2005-1A A1	$342,362,711	$125,541,830	$160,018,879
51210VAA8	ML	LAKES 2004-1A A1	$536,391,992	$147,911,174	$211,098,660
83743TAA2	ML	SCF 4A A1	$23,643,310	$266,846	$6,904,780
891088AA4	ML	TORO 2005-1A A	$436,466,860	$240,263,906	$238,828,293
45377TAA4	ML	INDE6 6A A1	$255,238,556	$181,229,550	$168,981,769
612180AA7	ML	MNPT 2006-1A A1	$77,392,822	$76,189,575	$65,473,989
23910RAF8	CALYON	DVSQ 2004-3A CP	$939,586,876	$461,098,970	$438,295,314
23910RAB7	CALYON	DVSQ 2004-3A A1LT	$316,640,772	$155,390,351	$146,230,930
239156AG7	CALYON	DVSQ 2005-5A A1A	$1,658,783,429	$1,326,923,069	$1,071,242,581
610891AB9	CALYON	MONRO 2005-1A A1B	$344,966,536	$285,323,118	$181,606,138
610891AA1	CALYON	MONRO 2005-1A A1A	$950,618,011	$786,259,727	$500,448,734
264408AC9	BGI	DUKEF 2004-6B A1S2	$121,768,970	$37,410,000	$89,680,169
589368AA7	BOA	MRCY 2005-2A A1	$772,111,117	$267,404,090	$396,835,377
48206AAC2	RBS	JPTR 2005-3A A1VB	$362,872,024	$199,579,613	$187,381,298
553121AA2	RBS	MKP 4A A1	$63,069,214	$45,547,103	$34,397,694
085558AA2	RBS	BNLI 2006-1A A1A	$364,337,461	$256,047,257	$220,014,576
498587AA2	RBS	KLROS 2005-1A A1	$340,755,374	$123,116,090	$159,267,616
612180AA7	HSBC BANK USA	MNPT 2006-1A A1	$155,675,217	$149,724,900	$131,700,553
82437RAA9	Rabobank	SHERW 2004-1A A1	$142,230,085	$102,448,390	$95,925,777
264403AA4	Rabobank	DUKEF 2004-7A 1A1	$180,553,082	$126,387,158	$121,031,943
55311TAA2	Rabobank	MKP 3A A1	$4,111,121	$822,224	$361,443
696399AA2	Rabobank	PALIS 2004-1A A1A	$171,405,353	$53,873,765	$74,869,617
84129VAA9	Rabobank	SCF 5A A1	$92,813,892	$29,697,892	$34,880,362
25454VAA7	CORAL Purchasing (Ireland) Limited	DGCDO 2005-1A A1	$201,073,213	$123,056,806	$143,447,393
36868AAC6	CORAL Purchasing (Ireland) Limited	GEMST 2005-3A A2	$114,927,319	$62,152,694	$66,825,913
36868BAA8	CORAL Purchasing (Ireland) Limited	GEMST 2005-4A A1	$281,773,877	$196,959,940	$199,519,096
45377TAA4	CORAL Purchasing (Ireland) Limited	INDE6 6A A1	$175,476,508	$110,987,307	$116,174,967
48205MAA1	CORAL Purchasing (Ireland) Limited	JPTR 2004-1A A1A	$126,231,914	$20,171,860	$57,953,725
722694AA4	CORAL Purchasing (Ireland) Limited	PINEM 2005-A A1	$199,847,062	$131,899,061	$135,370,991
896005AA3	CORAL Purchasing (Ireland) Limited	TRIAX 2006-1A A1	$347,159,130	$82,320,000	$125,330,250
896008AA7	CORAL Purchasing (Ireland) 2 Limited	TRIAX 2006-2A A1A	$348,638,446	$90,720,000	$148,397,513
G6878DAA8	DB	PALIS 2004-1X A1A	$137,981,310	$1,556,254	$60,270,042
USG9064WAA48	REMO FINANCE INC - Dresdner	TRIAX 2006-2A A1A	$398,443,938	$0	$169,597,157
464267AA1	UBS	ICM 2006-HG1A A1S	$998,446,966	$473,053,700	$674,152,572

List of Derivative Transactions	Schedule A
to
Shortfall Agreement

CUSIP / ISIN of
Underlying CDO Issue	Counterparty	Tranche Name	Notional Value	Total Collateral Posted	Negative Mark to Market
54266TAB8	UBS	LHILL 2006-1A A1S	$125,000,000	$118,074,381	$111,827,623
866244AA4	UBS	SRCDO 2005-1A A1S	$234,186,750	$69,388,893	$152,277,584
92534EAA9	UBS	VERT 2005-1A A1	$233,655,485	$127,696,596	$176,560,809
96254FAA5	UBS	WHTL 2004-1A A1A	$153,738,206	$53,541,617	$93,184,672
56659NAA3	UBS	MGATE 2004-1A A1S	$203,980,173	$70,633,071	$88,676,151
896005AA3	UBS	TRIAX 2006-1A A1 - AIG SS	$1,884,578,135	$394,250,000	$680,364,214
05473WAA4	BARCLAYS	AYRES 2005-1A A1A	$92,345,803	$63,283,537	$54,956,922
86565RAA4	BARCLAYS	SMSTR 2005-HG1A A1 - AIG SS	$696,872,765	$415,029,663	$449,655,578
923367AA4	BARCLAYS	VERDE 2005-1A A1 - AIG SS	$626,262,698	$373,431,839	$381,727,284
09622WAF5	BMO	BGRS 2004-2A A1TB	$107,085,475	$10,010,178	$56,745,033
09622WAE8	BMO	BGRS 2004-2A A1TA	$46,424,339	$4,996,315	$24,644,888
239104AE2	BMO	DVSQ 2003-1A A1B	$171,392,346	$98,187,317	$78,804,939
239104AH5	BMO	DVSQ 2003-1A A1C	$171,392,346	$98,164,080	$78,804,939
239104AL6	BMO	DVSQ 2003-1A A1D	$171,392,346	$98,122,648	$78,804,939
746869AA4	BMO	PTNM 2002-1A A-1MT-A	$167,280,752	$61,966,502	$59,078,412
746869AB2	BMO	PTNM 2002-1A A-1MT-B	$167,280,752	$61,924,311	$59,078,412
746869AC0	BMO	PTNM 2002-1A A-1MT-C	$167,280,752	$62,035,245	$59,078,412
264408AD7	BMO	DUKEF 2004-6B A1S3	$202,948,284	$8,312,933	$149,466,948
		Totals — Assets Included 11/25/2008 Closing	$46,119,130,493	$25,854,602,616	$25,060,896,305

		Overall Totals	$62,129,719,487	$35,005,450,192	$32,543,783,557